UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 7, 2020

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	IMH	NYSE American
Preferred Stock Purchase Rights	IMH	NYSE American

Item 8.01           Other Events.

On July 7, 2020, Impac Mortgage Holdings, Inc. (the “Company”) received notification from the Federal Home Loan Mortgage Corporation (“Freddie Mac”) that the Company’s eligibility to sell whole loans to Freddie Mac was suspended, without cause. As noted in Freddie Mac’s Seller/Servicer Guide, Freddie Mac may elect, in its sole discretion, to suspend a Seller from eligibility, without cause, thereby restricting the Seller from obtaining new purchase commitments during the suspension period. Freddie Mac has outlined a path for reinstatement from suspension status for the Company.

As the Company previously disclosed during the first half of 2018, as a result of elevated prepayment speeds in 2016, the government-sponsored enterprises (GSE’s) sufficiently limited the manner and volume for the Company’s deliveries of GSE eligible loans. At that time, the Company elected to expand its whole loan investor base for GSE loans to include non-GSE loan aggregators. Since 2018, the Company has completed servicing released whole loan sales with non-GSE aggregators and expects to continue to utilize these alternative exit strategies for GSE eligible loans in the future. The Company delivered 4.1% and 5.6% of its loans under purchase commitments to the GSE’s during all of 2019 and for the first half of 2020, respectively. The Company has not delivered under a GSE purchase commitment since March 23, 2020.

While the Company believes that the overall volume delivered under purchase commitments to the GSE’s was immaterial for 2019 and the first half of 2020, the Company is committed to operating actively and in good standing with its broad range of capital markets counterparties. The Company will seek to satisfy the requirements to achieve reinstatement with Freddie Mac, while it continues to satisfy its obligations on a timely basis to its other counterparties, as it has done without exception.

The Company believes it has successfully executed a deleveraging of its balance sheet and a reduction of its risk profile, prioritizing the preservation of its liquidity. The Company continues to demonstrate an ability to manage its prepayment speeds and to converge those speeds to industry cohorts.

The Company has made transformational and substantive changes since the beginning of 2018 to its corporate culture, business model, senior executive team, Board of Directors, and corporate governance. The Company has begun the process of rebranding its direct to consumer and business to business franchises, an integral component of the action steps being taken to reposition the Company with its primary and secondary market participants.

Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, some of which are based on various assumptions and events that are beyond our control, may be identified by reference to a future period or periods or by the use of forward looking terminology, such as “may,” “capable,” “will,” “intends,” “believe,” “expect,” “likely,” “potentially”” appear,” “should,” “could,” “seem to,” “anticipate,” “expectations,” “plan,” “ensure,” “desire,” or similar terms or variations on those terms or the negative of those terms. The forward-looking statements are based on current management expectations. Actual results may differ materially as a result of several factors, including, but not limited to the following: impact on the U.S. economy and financial markets due to the outbreak of the novel coronavirus, and any adverse impact or disruption to the Company’s operations; successful development, marketing, sale and financing of new and existing financial products; ability to successfully re-engage in lending activities and implement its rebranding strategy; ability to successfully sell loans to third-party investors; volatility in the mortgage industry; unexpected interest rate fluctuations and margin compression; performance of third-party sub-servicers; the effects of Freddie Mac’s decision to suspend the Company; our ability to manage personnel expenses in relation to mortgage production levels; our ability to successfully use warehousing capacity and satisfy financial covenants; increased competition in the mortgage lending industry by larger or more efficient companies; issues and system risks related to our technology; ability to successfully create cost and product efficiencies through new technology including cyber risk and data security risk; more than expected increases in default rates or loss severities and mortgage related losses; ability to obtain additional financing through lending and repurchase facilities, debt or equity funding, strategic relationships or otherwise; the terms of any financing, whether debt or equity, that we do obtain and our expected use of proceeds from any financing; increase in loan repurchase requests and ability to adequately settle repurchase obligations; failure to create brand awareness; the outcome of any claims we are subject to, including any settlements of litigation or regulatory actions pending against us or other legal contingencies; our compliance with applicable local, state and federal laws and regulations; and other general market and economic conditions.

For a discussion of these and other risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see our latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q we file with the Securities and Exchange Commission and in particular the discussion of “Risk Factors” therein. This document speaks only as of its date and the Company does not undertake, and specifically disclaims any obligation, to release publicly the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: July 9, 2020

	By:	/s/ Nima J. Vahdat
	Name:	Nima J. Vahdat
	Title:	General Counsel